Exhibit 99.1

Sarepta Therapeutics Investor Update

October 1, 2015

Presenter

Edward Kaye, MD

SVP, Chief Medical Officer Interim Chief Executive Officer Sarepta Therapeutics Cambridge, Massachusetts, USA

2

Forward-Looking Statement

This presentation, contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “believes” or belief,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” “advance” and similar expressions. These forward-looking statements include statements about the safety and efficacy of eteplirsen, analysis of eteplirsen and control cohort data and their implications, and eteplirsen’s potential as treatment for Duchenne

Muscular Dystrophy, the potential market for our exon skipping product candidates and Sarepta’s mission, commitments and business plans and strategies. Forward-looking statements also include those made during the presentation regarding future business developments and actions and the timing of the same.

Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: the results of our ongoing research and development efforts and clinical trials for eteplirsen and our other product candidates may not be positive or consistent with prior results or demonstrate a safe treatment benefit; there may be delays in our projected timelines or our product candidates, chemistries or technologies may never become commercially available for regulatory or other reasons including a negative decision on our NDA for eteplirsen by an advisory committee or the FDA; agency or court decisions with respect to our patents or those of third parties may negatively impact our business; our product candidates and or the use of or application of our chemistries and technology may fail in the research, development or commercialization process for various other reasons including the possibility that we may not be able to comply with all regulatory requests and requirements for the research, development and commercialization of our product candidates; and those risks identified under the heading “Risk Factors” in Sarepta’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission (SEC), Sarepta’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and Sarepta’s other filings with the SEC, which we encourage investors to review at www.sec.gov, for a more detailed discussion on risks and uncertainties relating to our business.

Any of the foregoing risks could materially and adversely affect Sarepta’s business, results of operations and the trading price of Sarepta’s common stock. We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. Sarepta does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

Panelists

Anne Connolly, MD

Professor, Neurology and Pediatrics Neuromuscular Division Washington University in St Louis St. Louis, Missouri, USA

Jerry R Mendell, MD

The Ohio State University College of Medicine

Nationwide Children’s Hospital

Columbus, Ohio, USA

Eugenio Mercuri, MD, PhD

Professor of Pediatric Neurology Università Cattolica del Sacro Cuore Rome, Italy

Panelists (cont’d)

Perry Shieh, MD, PhD

Associate Professor, Department of Neurology Director, Neuromuscular Division

David Geffen School of Medicine, University of California, Los Angeles Los Angeles, California, USA

Steve Wilton, PhD, BSc

Professor

Foundation Chair in Molecular Therapy Centre for Comparative Genomics Murdoch University Perth, Australia

All panel members either advise or consult for Sarepta Therapeutics.

Summary of Accomplishments

Confirmed clinical activity of eteplirsen in an intention-to-treat (ITT) analysis of 6-minute walk test (6MWT) for Study 201/202 vs external control

Dystrophin production confirmed by each methodology:

– 4th biopsy

Reverse-transcription–polymerase chain reaction (RT-PCR)

Dystrophin intensity

% dystrophin-positive fibers

Western blot

Expanded clinical program

Expanded safety database

Eteplirsen New Drug Application (NDA) filed for accelerated approval

Key Data Included in NDA Filing

ITT analysis of 6MWT or Study 201/202 vs external control

– Intermediate clinical endpoint upon which the eteplirsen NDA filed with FDA

Pulmonary function

4th biopsy

Rescore of % dystrophin-positive fibers

Safety

ITT Analysis of 6MWT for Study 201/202 vs External Control

8

Establishing an Appropriate External Control Cohort Per FDA Request

- Only two Duchenne muscular dystrophy (DMD) registries contained longitudinal 6MWT data up to 36 months and included:
  - Genetic mutation data
  - Equivalent care standards including steroids
- Prospectively defined filters were used to identify external controls from these registries
  - Age, steroid use, and mutation type
  - External control patients would have been eligible for eteplirsen 201 trial based on baseline characteristics

	Italian DMD Telethon N=97	Leuven Neuromuscular Research Center (NMRC), Belgium N=89	Eteplirsen N=12 (ITT)
Clinical Outcomes	6MWT	6MWT	6MWT, PFT

6MWT, 6-minute walk test; NSAA, North Star Ambulation Assessment; PFT, pulmonary function tests.

9

Italian Telethon & Leuven NMRC DMD Natural History

Registries

Investigator-initiated studies, independent of sponsor

Patients treated according to CDC/TREAT-NMD care standards

– Steroid use recorded

Enrolled all patients who met eligibility criteria

– Attending a participating neuromuscular clinic

– Genetically confirmed diagnosis of DMD

– No cognitive impairment that could affect 6MWT performance

6MWT administered by trained physical therapists according to modified American Thoracic Society procedure

Published data in peer-reviewed articles

Derivation of External Control Groups by Prospectively Defined Filters


N=186
DMD Raw Data
N=116
Baseline Steroids
Baseline & ≥1 Post-baseline
6MWT Available
N=25
Age <7
N=91
Age ≥7
All Mutations
N=41
Not Amenable to
Exon Skipping
N=50
Amenable to Exon
Skipping
Any Exon
N=37
Amenable to
Other Exon Skipping
N=13
Amenable to
Exon 51 Skipping
Exon 51

- Prospectively defined filters applied to identify external controls (age ≥7, steroids, mutation type)
- Non-biased (recognized institutions, databases utilized by established DMD companies)
- Requested by FDA

N indicates participants at baseline; some patients did not contribute data through 36 months.

11

Impact of Baseline Age (<7 or ?7) on 6MWT Trends for

Any Genotype

PATIENTS <7 SHOW IMPROVED 6MWT PERFORMANCE WHILE

PATIENTS ?7 SHOW DECLINE

Patients <7 initially improve in walking ability through 24 months and maintain 6MWT above baseline through 36 months

– 54-meter increase observed in the first 24 months

It is challenging to show a benefit in 6MWT in ages <7 as patients are improving due to growth & development where growth outpaces the disease

450 +54 m

(m) N=25 +25 m Age: 6.0 +21 m ***

400

Distance ** *** -31 m

350

N=91 D = 167 m†

6MWT Age: 9.4

300 -93 m p<0.001

Mean **p<0.01; ***p<0.001

250 <7 Years, Any Genotype (N=25)

?7 Years, Any Genotype (N=91) -143 m

200

Baseline Month 12 Month 24 Month 36

†Difference in mean change from baseline.

Impact of Baseline Age (<7 or ?7) on 6MWT Trends in Patients Amenable to Exon Skipping

SIMILAR TREND OBSERVED IN EXON SKIP AMENABLE PATIENTS

Patients <7 initially improve in walking ability through 24 months and maintain 6MWT above baseline through 36 months

450 ***

+14 m

N=17 *** 400 Age: 6.0 * +50 m (m) +15 m

350

N=50

Distance Age: 9.7 †

300 -44 m D = 194 m

6MWT p<0.001

250

Mean *p<0.05; ***p<0.001

-111 m

<7 Years, Amenable to Exon Skipping (N=17) 200

?7 Years, Amenable to Exon Skipping (N=50)

-180 m

150

Baseline Month 12 Month 24 Month 36

†Difference in mean change from baseline.

Exon 51 Declines More Rapidly Than Other Genotypes

400

300

(m) Distance 200 6MWT Mean 100

External Control—All Mutations, ?7 Years Old

External Control—Any Exon, ?7 Years Old External Control—Exon 51, ?7 Years Old

0

Baseline Month 12 Month 24 Month 36

Patient Characteristics at Baseline: Eteplirsen and External Control Groups Were Well Matched

Parameter Pivotal Study 6MWT External Control Groups

Study 201/202 Exon 51 Any Exon Number of patients N=12 N=13 N=50

Age, years

9.4 (1.18) 9.5 (1.45) 9.7 (1.52)

Mean (SD)

6MWT distance, m

363.2 (42.19) 357.6 (66.75) 355.7 (87.28)

Mean (SD)

Deletion mutations 45–50, 48–50, 45–50, 48–50, Skippable represented: 49–50, 50, 52 49–50, 50, 52 mutations Steroid use 100% 100% 100%

151-Meter Difference Between Eteplirsen-treated vs Matched External Controls at 3 Years

ITT ANALYSIS, N=12 FOR ETEPLIRSEN-TREATED PATIENTS AT BASELINE, 12, 24, AND 36 MONTHS

External controls were steroid-treated, aged ?7, and amenable to exon 51 skipping

N=12 Age: 9.4

350

(m) N=13 Age: 9.5 **

SEM 300 ±

250

Distance 200 D=151 m†

6MWT p<0.01

150

Mean **p<0.01

100

Eteplirsen-treated, Amenable to Exon 51 Skipping, ?7 (N=12) External Control, Amenable to Exon 51 Skipping, ?7 (N=13)

50

Baseline Month 12 Month 24 Month 36

2 patients in the historical group did not contribute data to the Month 36 timepoint

†Difference in mean change from baseline.

Analysis Shows Slower Rate of 6 MWT Decline in

Eteplirsen Treated Patients Compared to Multiple Controls

400

(m) 300

Eteplirsen N=12† Distance N=91†, Ä=43 m‡

200

6MWT N=50†, Ä=79 m‡

Eteplirsen-treated (Exon 51)

Mean 100 N=13†, Ä=151 m‡

External Control—All Mutations, >7 Years Old p<0.01 External Control—Any Exon, >7 Years Old External Control—Exon 51, >7 Years Old 0

0 Month 12 Month 24 Month 36

†Sample size at baseline.

‡Difference at 36 months in mean change from baseline.

Individual Patient Data for Eteplirsen (N=12) vs External Control (EC)

DIFFERENCE IN RATE OF DECLINE OBSERVED IN THE MAJORITY OF PATIENTS

External control—Exon 51 (N=13) Eteplirsen-treated (N=12) 500

(m)

400

Distance 300 6MWT 200 Mean 100

0

Baseline Month 12 Month 24 Month 36

Baseline 12 Months 24 Months 36 Months

EC Etep EC Etep EC Etep EC Etep % Walking >300 m 85% 92% 62% 83% 46% 67% 23% 58% % Walking >150 m 100% 100% 92% 83% 77% 83% 46% 75% % Non-ambulant 0% 0% 8% 17% 23% 17% 46% 17%

External control (age ?7, on steroids, amenable to exon 51 skipping)

Eteplirsen-treated Patients (N=12) Showed a Lower Rate of Loss of Ambulation Than External Control

6/13 (46%) untreated external controls lost ambulation over 3 years

2/12 (17%; all in year 1) eteplirsen patients lost ambulation over 3 years

50

Eteplirsen-treated—Amenable to Exon 51 Skipping, ?7 (N=12) 46.2%

45 Historical Control—Amenable to Exon 51 Skipping, ?7 (N=13)

40

35

30

Percent 25 23.1%

20

16.7% 16.7% 16.7%

15

10 7.7%

5

2/12 1/13 2/12 3/13 2/12 6/13 0 0–12 0–24 0–36 Total

Months

Eteplirsen-treated Cohort Maintains Benefit Through Week 192

10/12 ETEPLIRSEN-TREATED BOYS REMAIN AMBULANT AT WEEK 192 (MEAN AGE 12.9) –

~160 WEEKS SINCE AN ETEPLIRSEN-TREATED BOY LOST AMBULATION

Eteplirsen

0 Week 192

-10 -16% -22% -20

(m) -19% -31%

Baseline -30

-40 -42% -43% from -45% Distance -50

-60 change 6MWT -70 in Eteplirsen-treated, Amenable to Exon 51 Skipping, ?7 (N=12)

Mean -80 Eteplirsen-treated, Excludes Placebo-delayed, ?7 (N=8) -74% -90

External Control, Amenable to Exon 51 Skipping, ?7 (N=11)

-100

Baseline Month 12 Month 24 Month 36 Month 48

N=8 at month 48 as the placebo crossover patients (N=4) began treatment at week 25 (wk 25-192) and have not reached 48 months of treatment as other subjects did (wk 1-192) and have only completed 168 weeks of treatment included above. All patients are included (N=12) above in the eteplirsen values from when they started therapy. No new non-ambulant patients or discontinuations.

Pulmonary Function

Pulmonary Function: Eteplirsen-treated Patients (N=12) Remain Relatively Stable through Week 192

Age at Baseline (yrs): Age at WK 192 (yrs):

125 Mean 9.3 Mean 12.9

Median 9.7 MEP % Pred (N=12) MIP % Pred (N=12) FVC % Pred (N=12) Median 13.4 101 102 99 98 100 96 95 95

92 92 94 92

92 90 89

87 84 85 93 91

% 82 84 84 88 86 90

77

75 79 81 79

75 78 77 78 76

72 75 74

72 66

50

BL 12 24 36 48 62 74 84 96 120 144 168 192

WEEKS

NATURAL HISTORY SHOWS STEADY DECLINES OVER TIME IN PULMONARY FUNCTION IN DMD PATIENTS

FVC % Predicted MIP % Predicted MEP % Predicted

CINRG 2013 CINRG 2013

MEP, maximum expiratory pressure; MIP, maximum inspiratory pressure; FVC, forced vital capacity; BL, baseline.

*Wilson et al. 1984 equations.

Efficacy Summary

SLOWER RATE OF DMD PROGRESSION AT 3 YEARS OBSERVED IN STUDY 201/202 ETEPLIRSEN TREATED PATIENTS AS MEASURED BY MULTIPLE FUNCTIONAL ENDPOINTS

Slowed disease progression at 3 years compared to external controls amenable to exon 51 skipping

– At 3 years 6MWT Ä = 151 m, p< 0.01

– Decrease in proportion losing ambulation (17% vs 46%)

Relative stability in % predicted MIP and MEP over 3 years compared to data from the scientific literature

FOURTH BIOPSY

Background on Fourth Biopsy

11/12 patients volunteered for surgical biopsy

– All protocols designed in collaboration with FDA

Measurements of mechanism of action

– RT-PCR

Measurements of dystrophin expression

– Percent dystrophin-positive fibers

– Dystrophin signal intensity

– Western blot

Measurements were blinded, randomized, and analyzed by 4 independent pathologists

Demonstration of Exon Skipping by RT-PCR and Confirmed by Sequencing

4th Biopsy: All (100%) patients (N=11*) demonstrated exon 51 skipped mRNA product after 180 weeks of treatment was present

In-frame mRNA transcripts as a result of exon 51 skipping confirmed by sequencing in all patients

100% of patients dosed with eteplirsen in completed clinical studies to date demonstrated exon skipping (N=36)

*1 boy opted out of the voluntary surgical biopsy.

Dystrophin-positive Fibers Visibly Present in Eteplirsen-treated Patients’ 4th Biopsies Compared to DMD Exon 51 Skip Amenable Control Biopsies

DYSTROPHIN DETECTED IN 10/11 BIOPSIES vs NO DYSTROPHIN-POSITIVE FIBERS IN ANY DMD 51 CONTROLS

Eteplirsen-Treated Week 180 Untreated Exon 51 DMD Controls

PT #1 PT #5 PT #9 DMD #1 DMD #5

DMD #2 DMD #6 PT #2 PT #6 PT #10

DMD #3 DMD #7

PT #3 PT #7 PT #11

DMD #4 DMD #8

PT #4 PT #8

One (1) eteplirsen

DMD #9 subject declined the optional 4th surgical biopsy

Patient #11: All 4th Biopsy Images Compared to Exon 51 DMD Skip Amenable Controls at Week 180

SUBJECT 11: EVERY IMAGE OF 4TH BIOPSY SHOWN BELOW TO SHOW MULTIPLE LAYERS OF BIOPSY

Eteplirsen-Treated Week 180: Untreated Every Biopsy Image Patient #11 DMD 51 Controls

PT #11 PT #11 PT #11 PT #11 DMD #1 PT #11 PT #11 PT #11 PT #11 DMD #2 PT #11 PT #11 PT #11 PT #11 DMD #3 PT #11 PT #11 PT #11 PT #11 DMD #4

Statistically Significant Increase in Percent Positive Fibers Observed in Treated vs. Control

PROTOCOL REVIEWED BY FDA PRIOR TO EVALUATION OF TISSUE BY

4 BLINDED PATHOLOGISTS

Flagship Nationwide

Increase in Detected Dystrophin Positive Fibers

1453% 641% Treated vs Untreated

60 ***

p<0.001 ***

Treated Untreated

Fibers 50

Positive 40 ***

% ***

(+SD) 30 *** Dystrophin 20 Mean 10

0 Pathol. 1 Pathol. 2 Pathol. 3 Pathol. 4 Flagship Nationwide

Mean Fluorescence Intensity Demonstrated a Statistically Significant Increase in Treated vs Controls

Increase in Detected Dystrophin

140% Treated vs Untreated

40 ***p<0.001

(+SD) Intensity 30 Fluorescent 20 Relative 10 Mean

0

Treated Untreated

Role of Western Blot

Primary diagnostic tool prior to the introduction of genetic testing

– Absence of band confirmed DMD

– Presence of band confirmed BMD

Nine of 11 eteplirsen-treated patients had an observable dystrophin band

Nine untreated DMD controls amenable to skipping exon 51 used as comparator group

One out of 9 controls had an observable band

DMD, Duchenne muscular dystrophy; BMD, Becker muscular dystrophy.

Western Blot Results vs Baseline Patient A

WESTERN BLOT

Patient A Baseline (Untreated) Patient A Week 180 (Treated)

Dystrophin Band (DYS1): Absent Dystrophin Band (DYS1): Present

Consistent 50 µg total protein per lane loaded Exposure time 30 minutes per gel

Western Blot Results vs Baseline Patient B

WESTERN BLOT

Patient B Baseline (Untreated) Patient B Week 180 (Treated)

Dystrophin Band (DYS1): Absent Dystrophin Band (DYS1): Present

Consistent 50 µg total protein per lane loaded Exposure time 30 minutes per gel

Fourth Biopsy Summary: Following Eteplirsen Treatment, Increased Dystrophin Expression Confirmed by All Quantification Methods

RT-PCR—Exon skipping in 100% of patients and all confirmed by sequencing

Eteplirsen-treated vs Untreated Exon 51-amenable DMD Controls:

Dystrophin Intensity (p<0.001)

– Automated quantification of dystrophin intensity at the sarcolemma using BIOQUANT® software confirmed statistical significant increases

% Dystrophin-positive Fibers (p<0.001)

– 4 blinded pathologists independently scored and confirmed statistically significant increases in dystrophin-positive fibers compared to DMD control biopsies

Western Blot

– Presence of dystrophin protein confirmed in 9 of 11 (82%) of eteplirsen patients at Week 180 vs 1 of 9 (11%) in the DMD control biopsies

Rescore of Percent Dystrophin-positive Fibers in Study 201

Background on Rescore

Original assessment of dystrophin-positive fibers in Study 4658-201:

Scored by one blinded pathologist

Met primary endpoint

– Statistically significant increase in % dystrophin-positive fibers of eteplirsen-treated patients at Week 24 compared to baseline

Re-assessment of dystrophin-positive fibers in Study 4658-201:

Scored by 3 independent blinded pathologists, plus blinded nationwide pathologist (total 4)

3 Independent Pathologists Confirmed Statistically Significant Change in Dystrophin-positive Fibers From Baseline

30 mg/kg: Statistically significant increase of dystrophin-positive fibers from baseline at Week 24, which confirms previously announced result

50 mg/kg: No significant change from baseline at 30

Week 12, which demonstrates a delay in production Placebo **p<0.007 as expected 30 mg/kg positive 50 mg/kg **

Placebo: No significant change from baseline at Weeks—(+SD) 20 12 and 24, which confirms previously announced result

Patient on 30 mg/kg at Week 24

Dystrophin Baseline 10 in from Change 0 Mean Fibers

-10

Week 12 Week 24

Inter-rater reliability (ICC = 0.793) and intra-rater reliability (ICC = 0.944) showed excellent level of concordance among 3 independent pathologists for all treatment groups

Safety

Eteplirsen Safety Database in the NDA (N=72)

Study & Description Dose (mg/kg) Route Duration of Dosing N

Study 33

0.09, 0.9 IM Single dose 7

Proof-of-concept

Study 28 0.5, 1, 2,

IV† 12 weeks 19

Dose ranging 4, 10, 20

Study 201/202

Double-blind,

30, 50 IV† ~3 years 12 placebo-controlled/ open-label extension

30 IV† 12-24 weeks 12

Studies 301 & 204

Recently initiated 30 IV† <12 weeks 22

ALL ETEPLIRSEN TREATED PATIENTS 72

46 patients (46 patient-years) exposed to ?30 mg/kg proposed clinical dose

†Dose administered once weekly

Enhanced Safety Database Submitted in the NDA

NDA submitted with 72 total patients with 46 patient years of experience at ?30mg/kg with >2600 doses provided in the NDA

– 12 patients treated for over 3 years

– 12 patients treated for 3–6 months

– 114 patients to be included in next safety data cut (120-day update)

Most common adverse events were mild and unrelated to study drug similar to 201/202

Adverse drug reactions include flushing, erythema, and mild temperature elevation

No drug-related serious adverse events

– No evidence of drug-related renal, hepatic, coagulation, or severe cutaneous AESIs*

No elevated GGT, glomerular nephritis, hepatocellular injuries

No clinically significant infusion-site reactions with associated ulcers

No thrombocytopenia, intra cranial venous sinus thrombosis, intracranial hypertension

No drug related alopecia

*AESI, adverse event of special interest observed with phosphorothioate anti-sense oligonucleotides

Week 192 Safety Update: No Missed Doses Due to Drug-related Adverse Events Through Week 192

Total doses administered >2300 at Week 192

Majority of missed doses due to planned family vacations

No missed doses due to eteplirsen-related adverse events (AEs)

No eteplirsen-related serious AEs

No intermittent dosing needed

No drug holidays, no dose reductions, no discontinuations

No hospitalizations due to drug-related AEs

Most common AEs were mild and unrelated to study drug (201/202)

Adverse drug reactions to Eteplirsen include flushing, erythema, and mild temperature elevation

Mean Ejection Fraction Through 192 Weeks (ITT; N=12)

Age at Baseline (yrs): Age at WK 192 (yrs):

Mean 9.3 Ejection Fraction (%) Over 192 Weeks Mean 12.9

Median 9.7 Median 13.4

Mean ± SEM (N=12)

70 60 50 40

30

Week Baseline 1 12 24 36 48 62 74 84 96 120 144 168 192

NATURAL HISTORY SHOWS CARDIAC HEALTH DECREASES OVER TIME AS BOY AGES AND DISEASE PROGRESSES

Mean Change From Baseline to Week 192 No evidence of declining left ventricular ejection fraction at Week 192 of

Mean All Groups 1.49%

eteplirsen treatment

Summary of Key Results: Totality of the Data

Clinical Efficacy	• 151-meter advantage in 6MWT of eteplirsen-treated patients compared to external control at 3 yrs (*p*<0.01) • Pulmonary stability
Biochemical Efficacy (Supportive Efficacy)	• 4th Biopsy (Voluntary: 11 patients) at week 180 – RT-PCR: 100% of patients demonstrated exon skipping, mechanism of action confirmed – Dystrophin intensity: *p*<0.001 compared to DMD controls – % dystrophin-positive fibers: *p*<0.001 vs DMD controls – Western blot: protein production confirmed in 9 of 11 patients • Rescore of Weeks 12 & 24 – 30 mg/kg: Statistically significant increase of dystrophin-positive fibers from baseline at Week 24, which confirms previously announced result *p*<0.007
Safety	• Drug continues to remain well tolerated after >2300 doses in 201/202 • No injection-site reactions, thrombocytopenia, coagulation, pulmonary embolisms, or renal and hepatic impairment • No hospitalizations due to drug-related adverse events • No decrease in ejection fraction

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Sarepta’s Vision

OUR MISSION IS TO FIND A TREATMENT FOR EVERY BOY WITH DMD: EVERY MINUTE MATTERS

We are committed to developing therapies for patients with DMD regardless of underlying mutation

– Eteplirsen for exon 51 skipping under FDA review and is the key for PMO exon skipping in DMD

Four clinical trials ongoing, over 100 patients will be receiving eteplirsen once trials fully enroll

– Meeting with EMA and hiring key personnel in 2016 for EU strategy

Exons 53 & 45

– Clinical trials underway in US and EU, will enroll over 100 patients

Our goal is to develop treatments for 8 exons by 2018

– Working collaboratively with the FDA & EMA to determine an approval path in rarer mutations

– Working internally on exons 55, 52, 50, 35, 8, and beginning collaboration on exon-2 duplication

Evaluating approaches beyond exon skipping to bring disease-modifying treatments to all patients with DMD

PMO, phosphorodiamidate morpholino oligomer; EMA, European Medicines Agency.

Panel Discussion

Thank you

Line open for questions